POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Retirement and Savings Plan, the Brown & Root, Inc. Employees' Retirement and Savings Plan and the
Halliburton Savings Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 28th day of February, 2002.



                                           /s/  Lord Clitheroe
                                           -------------------------------------
                                                Lord Clitheroe

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Retirement and Savings Plan, the Brown & Root, Inc. Employees' Retirement and Savings Plan and the
Halliburton Savings Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 25th day of February, 2002.



                                           /s/  Charles J. DiBona
                                           -------------------------------------
                                                Charles J. DiBona

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Retirement and Savings Plan, the Brown & Root, Inc. Employees' Retirement and Savings Plan and the
Halliburton Savings Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 28th day of February, 2002.



                                           /s/  Robert L. Crandall
                                           -------------------------------------
                                                Robert L. Crandall

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Retirement and Savings Plan, the Brown & Root, Inc. Employees' Retirement and Savings Plan and the
Halliburton Savings Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 28th day of February, 2002.



                                           /s/  Lawrence S. Eagleburger
                                           -------------------------------------
                                                Lawrence S. Eagleburger

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Retirement and Savings Plan, the Brown & Root, Inc. Employees' Retirement and Savings Plan and the
Halliburton Savings Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 25th day of February, 2002.



                                           /s/  W. R. Howell
                                           -------------------------------------
                                                W. R. Howell

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Retirement and Savings Plan, the Brown & Root, Inc. Employees' Retirement and Savings Plan and the
Halliburton Savings Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 28th day of February, 2002.



                                          /s/ Ray L. Hunt
                                          --------------------------------------
                                              Ray L. Hunt

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Retirement and Savings Plan, the Brown & Root, Inc. Employees' Retirement and Savings Plan and the
Halliburton Savings Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 28th day of February, 2002.



                                           /s/  Aylwin B. Lewis
                                           -------------------------------------
                                                Aylwin B. Lewis

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Retirement and Savings Plan, the Brown & Root, Inc. Employees' Retirement and Savings Plan and the
Halliburton Savings Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 28th day of February, 2002.



                                           /s/  J. Landis Martin
                                           -------------------------------------
                                                J. Landis Martin

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Retirement and Savings Plan, the Brown & Root, Inc. Employees' Retirement and Savings Plan and the
Halliburton Savings Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 28th day of February, 2002.



                                           /s/  Jay A. Precourt
                                           -------------------------------------
                                                Jay A. Precourt

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Retirement and Savings Plan, the Brown & Root, Inc. Employees' Retirement and Savings Plan and the
Halliburton Savings Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 25th day of February, 2002.



                                           /s/  Debra L. Reed
                                           -------------------------------------
                                                Debra L. Reed

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Retirement and Savings Plan, the Brown & Root, Inc. Employees' Retirement and Savings Plan and the
Halliburton Savings Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 28th day of February, 2002.



                                           /s/  C. J. Silas
                                           -------------------------------------
                                                C. J. Silas

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and
Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to shares of the Common Stock of Halliburton Company, par value $2.50 per share, and related plan interests to be sold and offered for sale under the Halliburton Retirement and Savings Plan, the Brown & Root, Inc. Employees' Retirement and Savings Plan and the
Halliburton Savings Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY HEREOF, witness my hand this the 28th day of February, 2002.



                                           /s/  Kenneth T. Derr
                                           -------------------------------------
                                                Kenneth T. Derr